UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

T Series Middle Market Loan Fund LLC
(Exact name of registrant as specified in its charter)

Delaware	814-01453	27-0279273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2024, T Series Middle Market Loan Fund LLC (the “Company”), a Delaware limited liability company, entered into an amendment (the “Fifth Amendment”) to that certain Revolving Credit Agreement, dated as of November 5, 2021 (as amended, restated or otherwise modified from time to time, the “CBA Subscription Facility”), by and among the Company, as Borrower, and Commonwealth Bank of Australia, as Administrative Agent, Lead Arranger, Letter of Credit Issuer and a Lender.

The Fifth Amendment amended certain terms of the CBA Subscription Facility, including, but not limited to, amendments to (a) transition from CDOR to CORRA for Canadian Dollar borrowings, (b) extend the Maturity Date to November 1, 2024 (“New Maturity Date”), (c) allow for the Borrower to extend the New Maturity Date for an additional 6 month term, subject to certain conditions, and (d) decrease the Maximum Commitment in the amount of $63,500,000 for an aggregate Maximum Commitment of $175,000,000. The other material terms of the CBA Subscription Facility remain unchanged. Borrowings under the CBA Subscription Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Capitalized terms used but not defined in this Item 1.01 shall have the meanings given to them in the CBA Subscription Facility.

The description above is only a summary of the material provisions of the Fifth Amendment and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
10.1*
Amendment No. 5 to Revolving Credit Agreement, dated as of May 2, 2024, by and among the Company, as Borrower (the Borrower and collectively with any additional Borrowers, including any Qualified Borrowers from time-to-time party hereto), Commonwealth Bank of Australia, as Administrative Agent, as Lead Arranger, as the Letter of Credit Issuer and as a Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2024	T SERIES MIDDLE MARKET LOAN FUND LLC

	By:	/s/ David Pessah
David Pessah
Chief Financial Officer